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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 21, 2004

                        --------------------------------

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

                        --------------------------------

      DELAWARE                         1-6263                   58- 2572419
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

               2170 PIEDMONT ROAD NE, ATLANTA, GEORGIA           30324
               (Address of principal executive office)        (zip code)

       Registrant's telephone number, including area code: (404) 321-7910
                                       N/A
          (Former name or former address, if changed since last report)

                        --------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Supplemental Retirement Plan.

     On December 21, 2004, Marine Products Corporation (the "Company") amended and restated its Supplemental Retirement Plan (the "Plan"). The amendments become effective on January 1, 2005. All deferrals of compensation and all company contributions under the Plan, including those made prior to January 1, 2005 but not yet distributed, will be subject to the new terms. The Company intends the Plan, as restated, to comply with the provisions of the American Jobs Creation Act of 2004 (which added Section 409A to the Internal Revenue Code and imposed new requirements on deferred compensation arrangements), and the provisions of the Plan will be construed in a manner consistent with those requirements.

     Participants. The employees eligible to participate in the Plan are those who are both A) eligible to participate in top hat plans generally under ERISA and B) selected by the Committee administrating the Plan (the "Committee"). The Committee must consist of at least two officers and/or directors of the Company appointed by the Company's Compensation Committee. The current members of the Committee are Richard A. Hubbell, President and Chief Executive Officer, and Ben
M. Palmer, Vice President, Chief Financial Officer and Treasurer.

     All of the "Named Executive Officers" of the Company have been invited by the Committee to participate with respect to fiscal year 2005. Messrs. R. Randall Rollins, Chairman of the Board, Mr. Hubbell, and Mr. Palmer declined to participate in the Plan. However, Mr. Hubbell and Mr. Palmer participate in the Supplemental Retirement Plan of RPC, Inc. ("RPC"), which is described in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on this date by RPC. Mr. James A. Lane, Jr., Executive Vice President and President of Chaparral Boats, Inc. (who was named as a Named Executive Officer in the Company's proxy statement for its annual meeting held in 2004), and Ms. Linda H. Graham, Vice President and Secretary (who is expected to be named as a Named Executive Officer in the Company's proxy statement for its annual meeting to be held in 2005), have elected to participate in the Plan.

     Ms. Graham is also a Participant in the Supplemental Retirement Plan of RPC, Inc. ("RPC"), which is described in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on this date by RPC. None of the participants has any material relationships with the Company or any of its affiliates, including RPC, apart from their respective relationships as directors and employees of the Company and its affiliates, ownership of Company and affiliate securities, and as otherwise previously disclosed in the Company's last filed annual proxy statement.

     Each of the above-named officers, except Mr. Lane, serves in the same capacity for RPC, an affiliate of the Company.

     Salary and Bonus Deferrals. Participants may defer up to 25% of base salary and up to 50% of their annual bonus and commissions, subject to an overall maximum of $500,000 in any given year. However, deferral amounts may be reduced if necessary to allow the Company to satisfy withholding and similar


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obligations.  Participants  must make their  deferral  elections for base salary during a single annual enrollment period ending prior to the end of the calendar year preceding the year in which the services will be performed (or in such other time and manner that complies with Section 409A of the Code and any
regulatory  or  other  guidance  issued  thereunder).   Deferral  elections  for
performance-based compensation must be made at least six months before the end of the performance period. Deferral elections for all other compensation must be made no later than the close of the calendar year prior to the beginning of the period during which services are performed for which the compensation is paid, unless the Committee determines otherwise.

     Company Contributions. The Company makes certain "Enhanced Benefit Contributions" under the Plan on behalf of certain Participants of long service to the Company who were forty years of age or older on December 31, 2002. The Company makes the "Enhanced Benefit Contributions" (as disclosed in the Company's last filed annual proxy statement) in lieu of the benefits that previously accrued under the RPC, Inc. Retirement Income Plan, which existed prior to the Company's spin-off from RPC. Additional benefits ceased to accrue under the RPC, Inc. Retirement Income Plan effective March 31, 2002. Enhanced Benefit Contributions are made annually, for a maximum of 7 years, subject to the Participant's continued employment with the Company. Comparable payments are made on behalf of qualifying employees through the Company's 401(k) plan. (RPC also makes Enhanced Benefit Contributions under its Supplemental Retirement and 401(k) plans.)

     Mr. Lane is the only Named Executive Officer who receives an Enhanced Benefit Contribution under the Company's Plan, although Mr. Hubbell receives one under the RPC, Inc. Supplemental Retirement Plan. Mr. Lane's Enhanced Benefit is $21,350.50 per year. The Company has retained absolute discretion to reduce the amount of Enhanced Benefit Contributions at any time for any reason, and may elect not to make any such contributions at all. The Company currently expects that Mr. Lane's last Enhanced Benefit Contribution will be made with respect to fiscal year 2008.

     In addition to the Enhanced Benefit Contributions, the Company may make discretionary contributions on behalf of a Participant under the Plan in any amount and at any time. The Company has no obligation to make any such discretionary contribution, has no current plans to make such a contribution on behalf of any Named Executive Officer, and has never made any such contribution under the Supplemental Retirement Plan since its creation in August of 2002.

     Account Maintenance, Accounting and Earnings. The Company maintains bookkeeping accounts with respect to all deferrals and Company contributions. The accounts are entirely unfunded. Participants are generally 100% vested in the amounts credited to their accounts, but discretionary contributions may be subject to a vesting schedule. Accounts are credited with hypothetical earnings based on certain "Deemed Investments." Participants select Deemed Investments from a list of third-party investment vehicles selected by the Committee and specify an allocation among them. Subject to restrictions on the timing and number of permitted changes established by the Committee, and other conditions specified in the Plan, Participants may alter the allocation of their Deemed Investments on any business day. Altered allocations generally become effective


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on the first  business  day  following  the date the change is  requested by the
Participant.

     Account values are calculated as if the funds from deferrals and Company contributions had been converted into shares or other ownership units of selected Deemed Investments by purchasing (or selling, where relevant) same at the current purchase price of the relevant Deemed Investment at the time of the Participant's selection. No such purchases are actually made on behalf of Participants, and Participants do not have any real or beneficial ownership in the actual securities which a Deemed Investment tracks.

     Plan benefits are unsecured general obligations of the Company to the Participants, and these obligations rank in parity with the Company's other unsecured and unsubordinated indebtedness. Thus, deferrals of compensation and Company contributions are recorded on the Company's balance sheet as pension liabilities, and changes in the fair value of these liabilities are recorded as compensation cost on the Company's statement of income.

     The Company has established a "rabbi trust," which it uses to voluntarily set aside amounts that approximate deferrals and contributions under the Plan. The purpose of the trust is to use the amounts set aside in the trust and the earnings thereon to fund distributions under the Plan. Trust assets cannot be used for any other purpose unless the Company becomes insolvent, in which event they may become subject to claims of the Company's other creditors. Trust assets are marked to market and reported as "other assets" on the Company's balance sheet. However, because the trust is nonrevocable, trust assets are no longer available to fund future operations by the Company. There is no tax deduction available for amounts contributed to the trust or earnings thereon, nor is there a deduction at the time compensation is deferred under the Plan. However, the Company will generally be entitled to deduct amounts distributed to a Participant when the Participant includes the amounts distributed in his or her income for federal income tax purposes, which would generally be expected to occur at the time the distribution is made.

     While the Company expects the funds in the trust to be sufficient to fund its liability to Participants under the Plan, there is no guarantee that trust assets will always be sufficient to fund Plan benefits. To the extent that the Company's obligations under the Plan exceed assets available under the trust, the Company would be required to seek additional funding sources to fund its liability under the Plan. The Company may decide to cease future funding of the trust, or alter the way in which funds held thereby are invested, at any time for any reason.

     Prior to the restatement of the Plan, the Company invested assets held by the rabbi trust in mutual funds, as previously disclosed. The amount of trust assets and liabilities under the Plan have remained substantially equal. However, tax liabilities accruing with respect to earnings on trust assets were not charged to the trust. In connection with the restatement of the Plan, the Company has altered the investment policies of the trust in a way that is designed to prevent trust earnings from producing taxable income to the Company.

     Distributions. Generally, distributions of deferred amounts are made upon the earliest of death, disability, retirement or other termination of employment (a "Termination Event"). However, for deferrals of salary and bonus (but not


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Company contributions),  Participants may designate a distribution date which is prior to a Termination Event (an "In Service Distribution Date"). In order to designate an In Service Distribution Date, the designation must be made at the time the Participant elects to defer the compensation. A Participant may not have more than three In Service Distribution Dates designated at any given time.

     Subject to certain requirements imposed by Section 409A of the Internal Revenue Code, Participants may extend an In Service Distribution Date to a later In Service Distribution Date. However, the extension must be for at least five years, and it must be made at least 13 months before the unextended In Service Distribution Date. If a Termination Event occurs before an In Service Distribution Date, all amounts will be distributable upon the Termination Event, regardless of any In Service Distribution Dates that may have been designated.

     Generally, a Participant may elect to receive distributions under the Plan in installments or lump sum payments. However, account balances of less than $10,000 must be paid in a single lump sum.

     Material  Changes.   The  material  amendments  to  the  Plan  include  the
following:

     o Certain key employees (which includes all of the Company's current Named Executive Officers) must now wait 6 months after separation of service before receiving termination payments.

     o    Participants  may  now  select  In  Service   Distribution  Dates  for
          deferrals, subject to certain limitations set forth in the Plan and described further above.

     o The amount of compensation that may be deferred under the Plan has been increased from the previous limitations of 20% of annual compensation and an overall cap of $200,000 in a given year.

In addition, as noted above, the Company has altered the investment strategy of the related rabbi trust (which, as discussed above, was created to provide a source of funding for Plan benefits) in a way designed to prevent trust earnings from producing taxable income to the Company.

A copy of the Plan is filed  with this  Current  Report  on Form 8-K as  Exhibit
99.1 and is incorporated herein by reference.

ITEM 1.02 TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

     On December 21, 2004, the Company amended and restated the Plan as described in Item 1.01 above, the contents of which are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.


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     (b)  Pro Forma Financial Information

     (c)  Exhibits.

          Exhibit
          Number    Description
          ------    -----------

          99.1 Marine Products Corporation Supplemental Retirement Plan, as amended and restated on December 21, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MARINE PRODUCTS CORPORATION



Date: December 22, 2004             /s/Ben M. Palmer
                                    -------------------------------------------
                                    Ben M. Palmer, Vice President,
                                    Chief Financial Officer and Treasurer



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